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                                                                   Exhibit 10.31
                        INVESTMENT AND EXCHANGE AGREEMENT

     Investment and Exchange Agreement (the "Agreement") dated as of October 17, 2002 by and among HRC Holding Inc., a Delaware corporation ("Holding"), Hudson Respiratory Care Inc, a California corporation and parent of Holding ("Hudson"), FS Equity Partners IV, L.P., a Delaware limited partnership ("FSEP IV"), the Helen Lovaas Separate Property Trust U/D/T dated July 17, 1997 (the "Trust") and Sten Gibeck ("Gibeck").

                                 R E C I T A L S

     WHEREAS, Holding has previously issued to FSEP IV an Unsecured Senior Promissory Note Due 2004, in the principal amount of $8,000,000;

     WHEREAS, Holding wishes to issue to the Trust and Gibeck, and the Trust and Gibeck wish to purchase from Holding, Unsecured Senior Promissory Notes Due 2004 in the form attached hereto as Exhibit A, in the aggregate principal amount of $3,100,000 (the "Holding Notes");

     WHEREAS, Hudson Respiratory Care Inc., a California corporation and the parent of Holding ("Hudson"), has previously issued to FSEP IV an Unsecured Senior Promissory Note Due 2004 in the principal amount of $12,000,000 (the "FS Hudson Note"); and

     WHEREAS, in order to achieve proportionality in their respective holdings of the notes issued by Hudson and Holding, the parties desire that FSEP IV should exchange $1,610,000 principal amount of the FS Hudson Note for: (i) $1,558,000 principal amount of Holding Notes issued or to be issued to the Trust, (ii) $52,000 principal amount of Holding Notes issued or to be issued to Gibeck and (iii) unsecured promissory notes, in the form attached hereto as Exhibit B (each an "Interest Note"), issued by each of the Trust and Gibeck to FSEP IV representing the accrued unpaid interest on the respective portions of the FS Hudson Note transferred to the Trust and Gibeck, respectively.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties contained herein, the parties hereby agree as follows:

                                    ARTICLE I
                            ISSUANCE OF HOLDING NOTES

     1.1 Issuance of Notes to the Trust. The Trust agrees to purchase from Holding, and Holding agrees to sell and issue to the Trust, Holding Notes (the "Trust Holding Notes") in the aggregate principal amount of $3,000,000 on the following dates and in the following amounts:

          October 17, 2002                   $1,000,000

          October 17, 2002                   $1,000,000

          November 2002                      $1,000,000

                                       1

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     1.2  Issuance of Note to Gibeck. On October 16, 2002, Gibeck agrees to purchase from Holding, and Holding agrees to sell and issue to Gibeck, a Holding Note (the "Gibeck Holding Note") in the principal amount of $100,000.

     1.3 Investment Representations. Each of the Trust and Gibeck hereby represents and warrants that each party is acquiring the Holding Notes, pursuant to this Agreement not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). Each of the Trust and Gibeck understand that the Holding Notes have not been registered under the Securities Act, or registered or qualified under any state securities laws in reliance upon specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of each party's investment intent as expressed herein. Therefore, the Holding Notes are "restricted securities" which cannot be sold without a registration under the Securities Act or pursuant to an exemption therefrom, and may have to held indefinitely.

                                   ARTICLE II
                            THE EXCHANGE AND WARRANTS

     2.1 Trust Exchange. FSEP IV hereby agrees to transfer to the Trust $1,558,000 principal amount of the FS Hudson Note in exchange for, and in consideration of the receipt of, (i) a like principal amount of the Trust Holding Notes and (ii) an Interest Note issued by the Trust to FSEP IV. The Trust hereby agrees to transfer to FSEP IV (i) $1,558,000 aggregate principal amount of the Trust Holding Notes and (ii) an Interest Note issued by the Trust to FSEP IV in exchange for, and in consideration of the receipt of, $1,558,000 principal amount of the FS Hudson Note (the "Trust Hudson Note").

     2.2 Gibeck Exchange. FSEP IV hereby agrees to transfer to Gibeck $52,000 principal amount of the FS Hudson Note in exchange for, and in consideration of the receipt of, (i) a like principal amount of the Gibeck Holding Note and (ii) an Interest Note issued by Gibeck to FSEP IV. Gibeck hereby agrees to transfer to FSEP IV (i) $52,000 principal amount of the Gibeck Holding Note and (ii) an Interest Note issued by Gibeck to FSEP IV in exchange for, and in consideration of the receipt of, $52,000 principal amount of the FS Hudson Note (the "Gibeck Hudson Note").

     2.3 Warrants. In consideration of the investment by the Trust in the Trust Holding Notes and the investment by Gibeck in the Gibeck Holding Note, Hudson, as the parent of Holding, hereby agrees to issue to the Trust and to Gibeck warrants to purchase shares of common stock of Hudson on the basis of one warrant for each dollar of principal, such warrants to be issued on the Exchange Closing Date (as defined below) in the form attached hereto as Exhibit C.

     2.4 Exchange Closing. The Exchange Closing shall occur on a day to be set by FSEP IV in its sole discretion (the "Exchange Closing Date").

                                   ARTICLE III
                       SALES, EXCHANGES AND RESTRUCTURINGS

                                       2

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     3.1  Drag-Along Right. In the event that FSEP IV determines sell, transfer, convert or exchange (including pursuant to a reorganization or restructuring) all or a portion of the debt securities of Holding or Hudson held by FSEP IV, then, if so desired by FSEP IV, the Trust and Gibeck agree to consent to and fully participate in any such transaction (the "Drag-Along Transaction") on a pari passu basis. The Trust and Gibeck (i) shall receive the same consideration per dollar of principal amount or accrued interest of debt, shall be subject to the same terms and conditions of the transaction and shall otherwise be treated equally or, where appropriate, pro rata based upon the outstanding aggregate principal amount of debt held by the Trust and Gibeck and (ii) in connection with any Drag-Along Transaction, shall give such consents or approvals, execute such agreements, powers of attorney or other documents and instruments and take such actions as may be required by FSEP IV.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 Supplement to Pledge Agreement. In accordance with the terms of that certain Pledge Agreement, dated as of May 14, 2002 (the "Pledge Agreement"), among the parties listed as pledgors on the signature pages thereto and Deutsche Bank Trust Company Americas, as collateral agent for the lenders (the "Agent"), each person who acquires debt securities of Hudson or Holding must execute a supplement to the Pledge Agreement and pledge such debt securities to the Agent. In accordance with such Pledge Agreement, each of the Trust and Gibeck hereby agree to enter into and execute a supplement to the Pledge Agreement and, pursuant thereto, pledge the Gibeck Holding Note, the Trust Holding Notes, the Gibeck Hudson Note and the Trust Hudson Note to the Agent.

     4.2 Further Assurances. The parties shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and other documents and take all such further actions as may be necessary or appropriate to carry out the provisions of this Agreement, including, without limitation, all documents necessary to exchange portions of the Hudson Note and the Holding Notes.

     4.3 Specific Performance. The parties hereto hereby acknowledge that it is impossible to measure in money the damages that would be suffered if the parties hereto fail to comply with any of the obligations imposed herein on them and that, in the event of any such failure, an aggrieved party hereto will be irreparable damaged and will not have an adequate remedy at law. In addition to being entitled to exercise all rights granted by law, any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     4.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the conflicts of law principals therefor.

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     4.5  Entire Agreement. This Agreement constitutes the entire agreement among the parties and supercedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     4.6 Severability. In case any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     4.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                                       4

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     IN   WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        HRC HOLDING INC.,
                                        a Delaware corporation

                                        By: /s/ Patrick G. Yount
                                            ---------------------------------
                                            Name:   Patrick G. Yount
                                            Title:  Chief Financial Officer

                                        HUDSON RESPIRATORY CARE INC.,
                                        a California corporation

                                        By: /s/ Patrick G. Yount
                                            ---------------------------------
                                            Name:   Patrick G. Yount
                                            Title:  Chief Financial Officer

                                        FS EQUITY PARTNERS IV, L.P.,
                                        a Delaware limited partnership

                                        By: FS Capital Partners LLC
                                        Its:  General Partner

                                        By /s/ Jon D. Ralph
                                           ----------------------------------
                                           Name:  Jon D. Ralph
                                           Title: Partner

                                           /s/ Sten Gibeck
                                           ----------------------------------
                                           Sten Gibeck

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                                        THE HELEN LOVAAS SEPARATE PROPERTY
                                        TRUST U/D/T DATED JULY 17, 1997

                                        By: /s/ Helen Hudson Lovaas
                                            ---------------------------------
                                            Helen Hudson Lovaas
                                            Trustee